UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road
Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 15, 2012, AdCare Health Systems, Inc. (the “Company”) and certain of its wholly owned subsidiaries, on the one hand, and The PrivateBank and Trust Company (“PrivateBank”), on the other hand, entered into a Modification Agreement (“Modification Agreement”) and related agreements to modify the terms of that certain Loan Agreement (“Loan Agreement”), dated as of March 30, 2012, between certain of the Company’s wholly owned subsidiaries and PrivateBank.  The Loan Agreement was entered into in connection with the financing of the Company’s acquisition in April 2012 of: (i) Little Rock Health & Rehab, a 157-bed skilled nursing facility located in Little Rock, Arkansas; (ii) Northridge Healthcare and Rehabilitation, a 140-bed skilled nursing facility located in North Little Rock, Arkansas; and (iii) Woodland Hills Healthcare and Rehabilitation, a 140-bed skilled nursing facility located in Little Rock, Arkansas ((i) through (iii), the “Aviv Facilities”).  The Modification Agreement, among other things, amends the Loan Agreement to reflect a maturity date of March 30, 2013.  The Company anticipates that it will re-finance the Aviv Facilities later this year with long-term financing.

Item 2.03               Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Forward-Looking Statements

Certain statements contained in this Form 8-K are “forward-looking” statements.  Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result” and similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.”  The forward-looking statements contained in this Form 8-K are based upon information available to the Company on the date of this Form 8-K.  These forward-looking statements involve external risks and uncertainties, including, but not limited to, the risk factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  All forward-looking statements in this Form 8-K are expressly qualified in their entirety by these risks and uncertainties.  Accordingly, readers should not place undue reliance on those forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer